                                                                    EXHIBIT 10.2

                      AMENDMENT NO. 1 TO PLEDGE AGREEMENT

     THIS AMENDMENT, dated as of March 27, 1997, by (i) each of the Pledgors which is a party to the Pledge Agreement referred to below (the "ORIGINAL PLEDGORS"); and (ii) the following additional Subsidiaries of the Borrower, namely, ATRIA COMMUNITIES SOUTHEAST, INC., a Delaware corporation which is the surviving corporation of a merger with American ElderServe Corporation, a Georgia corporation, AMERICAN ELDERSERVE OF TEXAS, INC., a Texas corporation, AMERICAN ELDERSERVE OF ALABAMA, INC., a Georgia corporation, and SOUTHERN CARE, INC., a Georgia corporation (each, together with its successors and assigns, an "ADDITIONAL PLEDGOR", and collectively, the "ADDITIONAL PLEDGORS"); with (iii) PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Collateral Agent under the Credit Agreement (herein, together with its successors and assigns in such capacity, the "PLEDGEE"):

     PRELIMINARY STATEMENTS:

     (1) The Original Pledgors have heretofore entered into the Pledge Agreement, dated as of August 15, 1996, in favor of the Collateral Agent as the Pledgee thereunder (the "PLEDGE AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

     (2) The parties hereto desire to amend certain of the terms and provisions of the Pledge Agreement, all as more fully set forth below.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. JOINDER OF ADDITIONAL PLEDGORS. Effective upon the execution and delivery of this Amendment, each Additional Pledgor hereby joins in and becomes a party to the Pledge Agreement, as amended hereby, as a Pledgor thereunder as fully as if it had been an original signatory to the Pledge Agreement. All representations, warranties, covenants, agreements and waivers contained in the Pledge Agreement, as amended hereby, applicable to Pledgors thereunder shall apply to the Additional Pledgors from and after the date of execution and delivery of this Amendment.

     2. REPLACEMENT OF SECTIONS 2 AND 3 OF PLEDGE AGREEMENT. In order, among other things, to incorporate terms and provisions applicable to the pledge of interests in limited liability companies, sections 2 and 3 of the Pledge Agreement are amended and restated to read in their entirety as follows:

          2.   DEFINITION OF STOCK, NOTES, SECURITIES,
               PARTNERSHIP INTERESTS, MEMBERSHIP INTERESTS, ETC.

          As used herein, (i) the term "STOCK" shall mean all of the issued and outstanding shares of stock at any time owned by any Pledgor of any corporation; (ii) the term "NOTES" shall mean all promissory notes from time to time issued to, or held by, any Pledgor other than Cash Equivalents; (iii) the term "SECURITIES" shall mean all of the Stock and Notes; (iii) the term "PARTNERSHIP INTERESTS" shall mean the entire partnership interest at any time owned by any Pledgor in any general or limited partnership (a "PLEDGED PARTNERSHIP"); (iv) the term "MEMBERSHIP INTEREST" shall mean the entire membership interest at any time owned by any Pledgor in any limited liability company (a "PLEDGED LLC"); and (v) the term "PLEDGED ENTITY" shall mean either a Pledged Partnership or a Pledged LLC, as applicable.

          Each Pledgor represents and warrants that on the date hereof: (a) each Subsidiary of such Pledgor and the direct ownership thereof is listed on Annex A hereto; (b) the Stock consists of the number and type of shares of the stock of the corporations as described in Annex B hereto; (c) such Pledgor is the holder of record with respect to any Subsidiary and sole beneficial owner of such Stock; (d) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto; (e) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto; (f) the Partnership Interests and Membership Interests, as the case may be, held by such Pledgor constitutes that percentage of the entire interest of each Pledged Partnership and Pledged LLC, as the case may be, as is set forth on Annex D hereto; and (g) on the date hereof, no Pledgor owns or possesses any other Securities or Partnership Interests or Membership Interests.


          3.   PLEDGE OF SECURITIES, GRANT OF SECURITY INTERESTS, ETC.

          3.1. PLEDGE. To secure the Obligations and for the purposes set forth in section 1, each Pledgor hereby pledges and grants to the Pledgee a first priority continuing security interest in, and as part of such grant and pledge, hereby transfers and assigns to the Pledgee all of the following whether now existing or hereafter acquired (the "COLLATERAL"):

               (a) such Pledgor's (x) Partnership Interest and all of such Pledgor's right, title and interest in each Pledged Partnership and
          (y) Membership Interest and all of such Pledgor's right, title and interest in each Pledged LLC, in each case including, without limitation:

                    (i) all the capital thereof and its interest in all profits, losses and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interest and/or Membership Interest;

                    (ii) all other payments due or to become due to such Pledgor in respect of such Partnership Interest and/or Membership Interest, whether under any partnership agreement, limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                    (iii) all of its claims, rights powers, privileges, authority, options security interest, liens and remedies, if any, under any partnership agreement or limited liability company agreement or at law or otherwise in respect of such Partnership Interest and/or Membership Interest;

                    (iv) all present and future claims if any, of the Pledgor against any Pledged Partnership and any Pledged LLC for moneys loaned or advanced, for services rendered or otherwise;

                    (v) all of such Pledgor's rights under any partnership agreement, limited liability company agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to the Partnership Interest and/or Membership Interest including any power to terminate, cancel or modify any partnership agreement or limited liability company agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of the Partnership Interest and any Pledged Partnership and the Membership Interest or any Pledged LLC, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

                    (vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

                    (vii) to the extent not otherwise included, all proceeds of any or all of the foregoing;

               (b) all Securities owned by such Pledgor on the date hereof, if any, and such Pledgor hereby pledges and deposits as security with the Pledgee and delivers to the Pledgee certificates or instruments therefor duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank by such Pledgor in the case of Stock, or such other instruments of transfer as are acceptable to the Pledgee; and

               (c) all of such Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), which such Pledgor hereby assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee, to be held by the Pledgee, upon the terms and conditions set forth in this Agreement.

          3.2. SUBSEQUENTLY ACQUIRED SECURITIES, PARTNERSHIP INTERESTS AND MEMBERSHIP INTERESTS. If a Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities, Partnership Interests and/or Membership Interests at any time or from time to time after the date hereof which are represented by certificates or instruments, such Pledgor will forthwith pledge and deposit such Securities, Partnership Interests and/or Membership Interests as security with the Pledgee and deliver to the Pledgee certificates or instruments thereof, duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank in the case of Stock, by such Pledgor or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by a principal executive officer of such Pledgor describing such Securities, Partnership Interests and/or Membership Interests and certifying that the same have been duly pledged with the Pledgee hereunder.

          3.3. UNCERTIFICATED SECURITIES, PARTNERSHIP INTERESTS AND/OR MEMBERSHIP INTERESTS. Notwithstanding anything to the contrary contained in sections 3.1 and 3.2, if any Securities, Partnership Interests and/or Membership Interests (whether or not now owned or hereafter acquired) are uncertificated securities, a Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under sections 8-313 and 8-321 of the Uniform Commercial Code if applicable). Each Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated securities, Partnership Interests and/or Membership Interests promptly upon the request of the Pledgee.

          3.4. DEFINITIONS OF PLEDGED STOCK, PLEDGED NOTES, AND PLEDGED SECURITIES AND COLLATERAL. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "PLEDGED STOCK"; all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "PLEDGED NOTES"; and all Pledged Stock and Pledged Notes together are called the "PLEDGED SECURITIES".

     3. DIVIDENDS AND OTHER DISTRIBUTIONS. Section 5 of the Pledge Agreement is amended by inserting ", membership interests" after the words "partnership interests" in each place where such words appear in clause (i), (ii) and (iii) of section 5 of the Pledge Agreement.

     4.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS.  Clauses
(v) through (xiii) of section 15(a) of the Pledge Agreement are deleted and replaced by the following:

               (v) it will defend the Pledgee's right, title and interest in and to the Partnership Interests, the Membership Interests and in and to the Collateral pledged by it pursuant hereto or in which it has granted a security interest pursuant hereto against the claims and demands of all other persons whomsoever, and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors;

               (vi) it is the legal and beneficial owner of and has good title to its Partnership Interests and Membership Interests and has good title to all of the other Collateral pledged by it pursuant hereto or in which it has granted a security interest pursuant hereto, free and clear of all claims, pledges, liens, encumbrances and security interests of every nature whatsoever, except such as are created pursuant to this Agreement, and has the unqualified right to pledge and grant a security interest in the same as herein provided without the consent of any other person, firm, association or entity which has not been obtained;

               (vii) it has full power, authority and legal right to pledge the Partnership Interests and the Membership Interests pledged by it pursuant to this Agreement and such Partnership Interests and Membership Interests have been validly acquired and are fully paid for and are duly and validly pledged hereunder;

               (viii) it is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any partnership agreement or limited liability company agreement to which such Pledgor is a party, and such Pledgor is not in violation of any other material provisions of any partnership agreement or limited liability company agreement to which such Pledgor is a party, or otherwise in default or violation thereunder, no Partnership Interest or Membership Interest is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any person with respect thereto and as of the date of pledge hereunder, there are no certificates, instruments, documents or other writings (other than the partnership agreements and certificates, if any, and limited liability company agreements delivered to the Collateral Agent) which evidence any Partnership Interest or Membership Interest of such Pledgor;

               (ix) the pledge and assignment of the Partnership Interests and the Membership Interests pursuant to this Agreement, together with the relevant filings, consents or recordings (which filings and recordings have been made or obtained), creates a valid, perfected and continuing first security interest in such Partnership Interests and membership Interests and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgor which would include the Collateral;

               (x) there are no currently effective financing statements under the UCC covering any property which is now or hereafter may be included in the Collateral and such Pledgor will, without the prior written consent of the Pledgee, execute and, until the Termination Date, there will not ever be on file in any public office any enforceable financing statement or statements covering any or all of the Collateral, except financing statements filed or to be filed in favor of the Pledgee as secured party;

               (xi) it shall give the Pledgee prompt notice of any written claim relating to the Collateral and shall deliver to the Pledgee a copy of each other demand, notice or document received by it which may adversely affect the Pledgee's interest in the Collateral promptly upon, but in any event within 10 days after, such Pledgor's receipt thereof;

               (xii) it shall not withdraw as a partner of any Pledged Partnership or member of any Pledged LLC, or file or pursue or take any action which may, directly or indirectly, cause a dissolution or liquidation of or with respect to any Pledged Partnership or Pledged LLC or seek a partition of any property of any Pledged Partnership or Pledged LLC, except as permitted by the Credit Agreement;

               (xiii) a notice in the form set forth in Annex E attached hereto and by this reference made a part hereof (such notice the "PARTNERSHIP NOTICE"), appropriately completed, notifying each Pledged Partnership of the existence of this Agreement and a certified copy of this Agreement have been delivered by such Pledgor to the relevant Pledged Partnership, and such Pledgor has received and delivered to the Pledgee an acknowledgment in the form set forth in Annex E attached hereto (such acknowledgement, the "PARTNERSHIP ACKNOWLEDGEMENT"), duly executed by the relevant Pledged Partnership; and

               (xiv) a notice in the form set forth in Annex F attached hereto and by this reference made a part hereof (such notice the "LLC NOTICE"), appropriately completed, notifying each Pledged LLC of the existence of this Agreement and a certified copy of this Agreement have been delivered by such Pledgor to the relevant Pledged LLC, and such Pledgor has received and delivered to the Pledgee an acknowledgment in the form set forth in Annex F attached hereto (such acknowledgement, the "LLC ACKNOWLEDGEMENT"), duly executed by the relevant Pledged LLC.

     5. ADDITION OF ANNEX F. The Pledge Agreement is amended by adding as an Annex thereto Annex F attached hereto.

     6. ADDITIONS TO ANNEX A. Annex A to the Pledge Agreement is amended by the addition of the following information:

======================================================================================================================
   NAME OF        JURISDICTION        PERCENTAGE OF          NAMES AND        JURISDICTIONS      JURISDICTIONS
 SUBSIDIARY           WHERE          OUTSTANDING STOCK       ADDRESSES            WHERE               WHERE
     AND           ORGANIZED          OR OTHER EQUITY       OF MINORITY        QUALIFIED AS        SUBSTANTIAL
   TYPE OF                            INTERESTS OWNED         HOLDERS,          A FOREIGN            ASSETS
ORGANIZATION                        (INDICATING WHETHER        IF ANY           CORPORATION          LOCATED
                                        OWNED BY THE                                OR
                                        BORROWER OR A                            OTHER ENTITY
                                    SPECIFIED SUBSIDIARY)
----------------------------------------------------------------------------------------------------------------------
Atria              Delaware          100%, owned by the       N/A              to be qualified    Georgia
Communities                          Borrower                                  in Alabama,
Southeast, Inc.,                                                               Florida and
a corporation                                                                  Georgia upon
                                                                               merger of
                                                                               American
                                                                               ElderServe
                                                                               Corporation
                                                                               into Atria
                                                                               Communities,
                                                                               Southeast, Inc.
----------------------------------------------------------------------------------------------------------------------
American           Georgia           100%, owned by Atria     N/A              N/A                Georgia
ElderServe                           Communities
Management,                          Southeast, Inc.
Inc., a
corporation
----------------------------------------------------------------------------------------------------------------------
American           Texas             100%, owned by Atria     N/A              N/A                Texas
ElderServe of                        Communities
Texas, Inc., a                       Southeast, Inc.
corporation
----------------------------------------------------------------------------------------------------------------------
Southern Care,     Georgia           100%, owned by Atria     N/A              N/A                Georgia
Inc., a                              Communities
corporation                          Southeast, Inc.
----------------------------------------------------------------------------------------------------------------------
Southeast          Georgia           100%, owned by Atria     N/A              N/A                Georgia
Assisted                             Communities
Living                               Southeast, Inc.
Residences,
Inc., a
corporation
----------------------------------------------------------------------------------------------------------------------
American           Georgia           100%, owned by Atria     N/A              Alabama            Alabama
ElderServe of                        Communities
Alabama, Inc.,                       Southeast, Inc.

======================================================================================================================

======================================================================================================================
   NAME OF        JURISDICTION        PERCENTAGE OF          NAMES AND        JURISDICTIONS      JURISDICTIONS
 SUBSIDIARY           WHERE          OUTSTANDING STOCK       ADDRESSES            WHERE               WHERE
     AND           ORGANIZED          OR OTHER EQUITY       OF MINORITY        QUALIFIED AS        SUBSTANTIAL
   TYPE OF                            INTERESTS OWNED         HOLDERS,          A FOREIGN            ASSETS
ORGANIZATION                        (INDICATING WHETHER        IF ANY           CORPORATION          LOCATED
                                        OWNED BY THE                                OR
                                        BORROWER OR A                          OTHER ENTITY
                                    SPECIFIED SUBSIDIARY)
----------------------------------------------------------------------------------------------------------------------
a corporation
----------------------------------------------------------------------------------------------------------------------
American           North             100%, owned by Atria     N/A              N/A                North Carolina
ElderServe         Carolina          Communities
of North                             Southeast, Inc.
Carolina, Inc.,
a corporation
----------------------------------------------------------------------------------------------------------------------
American           Florida           100%, owned by Atria     N/A              N/A                Florida
ElderServe                           Communities
of Florida, Inc.,                    Southeast, Inc.
a corporation
----------------------------------------------------------------------------------------------------------------------
Plantation         Texas             67% General              N/A              N/A                Texas
South on                             Partnership Interest
Cypresswood                          held by American
Limited                              ElderServe of Texas
Partnership, a                       Inc.
limited
partnership                          33% Limited
                                     Partnership Interest
                                     held by Atria
                                     Communities
                                     Southeast, Inc.
----------------------------------------------------------------------------------------------------------------------
Plantation         Alabama           51% General              N/A              N/A                Alabama
South at                             Partnership Interest
Auburn                               held by American
Partnership, a                       ElderServe of
general                              Alabama, Inc.
partnership
                                     49% General
                                     Partnership Interest
                                     held by Atria
                                     Communities
                                     Southeast, Inc.
===============================================================================================================

     7. ADDITIONS TO ANNEX B. Annex B to the Pledge Agreement is amended by the addition of the following information:

================================================================================
  NAME OF               TYPE          NUMBER
  ISSUING                OF             OF         CERTIFICATE       PERCENTAGE
 CORPORATION           SHARES         SHARES            NO.             OWNED
--------------------------------------------------------------------------------
Atria Communities                                                    100%
Southeast, Inc.
================================================================================

================================================================================
  NAME OF               TYPE          NUMBER
  ISSUING                OF             OF         CERTIFICATE       PERCENTAGE
 CORPORATION           SHARES         SHARES            NO.             OWNED
--------------------------------------------------------------------------------
American                                                              100%
ElderServe
Management, Inc.
--------------------------------------------------------------------------------
Southern Care, Inc.    Common Stock,  1,000                           100%
                       $1 par value
--------------------------------------------------------------------------------
American               Common Stock,  500                             100%
ElderServe of          $1 par share
Alabama, Inc.
--------------------------------------------------------------------------------
American               Common Stock,  500                             100%
ElderServe of          $1 par share
Texas, Inc.
--------------------------------------------------------------------------------
Southeast Assisted                                                    100%
Living Residences,
Inc.
--------------------------------------------------------------------------------
American ElderServe                                                   100%
of North Carolina,
Inc.
--------------------------------------------------------------------------------
American ElderServe                                                   100%
of Florida, Inc.
================================================================================

     8. ADDITIONS TO ANNEX C. Annex C to the Pledge Agreement is amended by the addition of the following information:

===========================================================================================================
   ISSUER                PAYEE               PRINCIPAL AMOUNT       INTEREST RATE           MATURITY DATE
-----------------------------------------------------------------------------------------------------------
Atria Communities,     Atria Communities    any advances;         weighted average        on demand
Inc.                   Southeast, Inc.      subordinated as       borrowing rate or
                                            provided therein      specified alternative
-----------------------------------------------------------------------------------------------------------
Atria Communities,     American             any advances;         weighted average        on demand
Inc.                   ElderServe           subordinated as       borrowing rate or
                       Management, Inc.     provided therein      specified alternative
-----------------------------------------------------------------------------------------------------------
Atria Communities,     Southern Care, Inc.  any advances;         weighted average        on demand
Inc.                                        subordinated as       borrowing rate or
                                            provided therein      specified alternative
-----------------------------------------------------------------------------------------------------------
Atria Communities,     American             any advances;         weighted average        on demand
Inc.                   ElderServe           subordinated as       borrowing rate or
                       of Alabama, Inc.     provided therein      specified alternative
-----------------------------------------------------------------------------------------------------------
Atria Communities,     American             any advances;         weighted average        on demand
Inc.                   ElderServe           subordinated as       borrowing rate or
                       of Texas, Inc.       provided therein      specified alternative
-----------------------------------------------------------------------------------------------------------
Atria Communities,     Southeast Assisted   any advances;         weighted average        on demand
Inc.                   Living Residences,   subordinated as       borrowing rate or
                       Inc.                 provided therein      specified alternative
===========================================================================================================

============================================================================================================================
      ISSUER               PAYEE                  PRINCIPAL AMOUNT                INTEREST RATE              MATURITY DATE
----------------------------------------------------------------------------------------------------------------------------
 Atria Communities,     American                 any advances;                 weighted average            on demand
 Inc.                   ElderServe               subordinated as               borrowing rate or
                        of North Carolina,       provided therein              specified alternative
                        Inc.
----------------------------------------------------------------------------------------------------------------------------
 Atria Communities,     American                 any advances;                 weighted average            on demand
 Inc.                   ElderServe               subordinated as               borrowing rate or
                        of Florida, Inc.         provided therein              specified alternative
----------------------------------------------------------------------------------------------------------------------------
 Atria Communities,     Plantation South         any advances;                 weighted average            on demand
 Inc.                   on Cypresswood           subordinated as               borrowing rate or
                        Limited                  provided therein              specified alternative
                        Partnership
----------------------------------------------------------------------------------------------------------------------------
 Atria Communities,     Plantation South         any advances;                 weighted average            on demand
 Inc.                   at                       subordinated as               borrowing rate or
                        Auburn Partnership       provided therein              specified alternative
----------------------------------------------------------------------------------------------------------------------------
 Atria Communities      Atria Communities,       any advances                  weighted average            on demand
 Southeast, Inc.        Inc.                                                   borrowing rate or
                                                                               specified alternative
----------------------------------------------------------------------------------------------------------------------------
 Atria Communities      American                 any advances                  weighted average            on demand
 Southeast, Inc.        ElderServe                                             borrowing rate or
                        Management, Inc.                                       specified alternative
----------------------------------------------------------------------------------------------------------------------------
 Atria Communities      Southern Care, Inc.      any advances                  weighted average            on demand
 Southeast, Inc.                                                               borrowing rate or
                                                                               specified alternative
----------------------------------------------------------------------------------------------------------------------------
 Atria Communities      American                 any advances                  weighted average            on demand
 Southeast, Inc.        ElderServe                                             borrowing rate or
                        of Alabama, Inc.                                       specified alternative
----------------------------------------------------------------------------------------------------------------------------
 Atria Communities      American                 any advances                  weighted average            on demand
 Southeast, Inc.        ElderServe                                             borrowing rate or
                        of Texas, Inc.                                         specified alternative
----------------------------------------------------------------------------------------------------------------------------
 Atria Communities      Southeast Assisted       any advances                  weighted average            on demand
 Southeast, Inc.        Living Residences,                                     borrowing rate or
                        Inc.                                                   specified alternative
----------------------------------------------------------------------------------------------------------------------------
 Atria Communities      American                 any advances                  weighted average            on demand
 Southeast, Inc.        ElderServe                                             borrowing rate or
                        of NorthCarolina,                                      specified alternative
                        Inc.
----------------------------------------------------------------------------------------------------------------------------
 Atria Communities      American                 any advances                  weighted average            on demand
 Southeast, Inc.        ElderServe                                             borrowing rate or
                        of Florida, Inc.                                       specified alternative
----------------------------------------------------------------------------------------------------------------------------
 Atria Communities      Plantation South         any advances                  weighted average            on demand
 Southeast, Inc.        on Cypresswood                                         borrowing rate or
                        Limited                                                specified alternative
                        Partnership
----------------------------------------------------------------------------------------------------------------------------
 Atria Communities      Plantation South         any advances                  weighted average            on demand
 Southeast, Inc.        at                                                     borrowing rate or
                        Auburn Partnership                                     specified alternative
----------------------------------------------------------------------------------------------------------------------------
 American ElderServe    Atria Communities,       any advances                  weighted average            on demand
 Management, Inc.       Inc.                                                   borrowing rate or
                                                                               specified alternative
----------------------------------------------------------------------------------------------------------------------------
 American               Atria Communities        any advances                  weighted average            on demand
 ElderServe             Southeast, Inc.                                        borrowing rate or

====================================================================================================================
      ISSUER                  PAYEE              PRINCIPAL AMOUNT         INTEREST RATE              MATURITY DATE
--------------------------------------------------------------------------------------------------------------------
Management, Inc.                                                     specified alternative
--------------------------------------------------------------------------------------------------------------------
 Southern Care, Inc.    Atria Communities,      any advances          weighted average             on demand
                        Inc.                                          borrowing rate or
                                                                      specified alternative
--------------------------------------------------------------------------------------------------------------------
 Southern Care, Inc.    Atria Communities       any advances          weighted average             on demand
                        Southeast, Inc.                               borrowing rate or
                                                                      specified alternative
--------------------------------------------------------------------------------------------------------------------
 American ElderServe    Atria Communities,      any advances          weighted average             on demand
 of Alabama, Inc.       Inc.                                          borrowing rate or
                                                                      specified alternative
--------------------------------------------------------------------------------------------------------------------
 American ElderServe    Atria Communities       any advances          weighted average             on demand
 of Alabama, Inc.       Southeast, Inc.                               borrowing rate or
                                                                      specified alternative
--------------------------------------------------------------------------------------------------------------------
 American ElderServe    Atria Communities,      any advances; may     weighted average             on demand
 of Texas, Inc.         Inc.                    be subordinated       borrowing rate or
                                                to obligations        specified alternative
                                                under Lease
                                                Agreement with
                                                Health Care REIT
--------------------------------------------------------------------------------------------------------------------
 American ElderServe    Atria Communities       any advances; may     weighted average             on demand
 of Texas, Inc.         Southeast, Inc.         be subordinated to    borrowing rate or
                                                obligations           specified alternative
                                                under Lease
                                                Agreement with
                                                Health Care REIT
--------------------------------------------------------------------------------------------------------------------
 Southeast Assisted     Atria Communities,      any advances          weighted average             on demand
 Living Residences,     Inc.                                          borrowing rate or
 Inc.                                                                 specified alternative
--------------------------------------------------------------------------------------------------------------------
 Southeast Assisted     Atria Communities       any advances          weighted average             on demand
 Living Residences,     Southeast, Inc.                               borrowing rate or
 Inc.                                                                 specified alternative
--------------------------------------------------------------------------------------------------------------------
 American ElderServe    Atria Communities,      any advances; may     weighted average             on demand
 of North Carolina,     Inc.                    be subordinated to    borrowing rate or
 Inc.                                           obligations           specified alternative
                                                under Lease
                                                Agreement with
                                                Health Care REIT,
                                                Inc.
--------------------------------------------------------------------------------------------------------------------
 American ElderServe    Atria Communities       any advances; may     weighted average             on demand
 of North Carolina,     Southeast, Inc.         be subordinated to    borrowing rate or
 Inc.                                           obligations           specified alternative
                                                under Lease
                                                Agreement with
                                                Health Care REIT,
                                                Inc.
--------------------------------------------------------------------------------------------------------------------
 American ElderServe    Atria Communities,      any advances; may     weighted average             on demand
 of Florida, Inc.       Inc.                    be subordinated to    borrowing rate or
                                                obligations           specified alternative
                                                under Lease
                                                Agreement with
                                                Health Care REIT,
                                                Inc.
--------------------------------------------------------------------------------------------------------------------
 American               Atria Communities       any advances; may     weighted average             on demand
 ElderServe of                                  be subordinated to    borrowing rate or

======================================================================================================================
      ISSUER                 PAYEE            PRINCIPAL AMOUNT            INTEREST RATE             MATURITY DATE
----------------------------------------------------------------------------------------------------------------------
 Florida, Inc.          Southeast, Inc.      obligations under        specified alternative
                                             Lease Agreement
                                             with Health Care
                                             REIT, Inc.
----------------------------------------------------------------------------------------------------------------------
 Plantation South on    Atria Communities,   any advances; may        weighted average           on demand
 Cypresswood            Inc.                 be subordinated to       borrowing rate or
 Limited                                     obligations              specified alternative
 Partnership                                 under Lease
                                             Agreement with
                                             Health Care REIT,
                                             Inc.
----------------------------------------------------------------------------------------------------------------------
 Plantation South on    Atria Communities    any advances; may        weighted average           on demand
 Cypresswood            Southeast, Inc.      be subordinated to       borrowing rate or
 Limited                                     obligations              specified alternative
 Partnership                                 under Lease
                                             Agreement with
                                             Health Care REIT,
                                             Inc.
----------------------------------------------------------------------------------------------------------------------
 Plantation South on    American             any advances; may        weighted average           on demand
 Cypresswood            ElderServe           be subordinated to       borrowing rate or
 Limited                of Texas, Inc.       obligations              specified alternative
 Partnership                                 under Lease
                                             Agreement with
                                             Health Care REIT,
                                             Inc.
----------------------------------------------------------------------------------------------------------------------
 Plantation South at    Atria Communities,   any advances             weighted average           on demand
 Auburn Partnership     Inc.                                          borrowing rate or
                                                                      specified alternative
----------------------------------------------------------------------------------------------------------------------
 Plantation South at    Atria Communities    any advances             weighted average           on demand
 Auburn Partnership     Southeast, Inc.                               borrowing rate or
                                                                      specified alternative
----------------------------------------------------------------------------------------------------------------------
 Plantation South at    American             any advances             weighted average           on demand
 Auburn Partnership     ElderServe                                    borrowing rate or
                        of Alabama, Inc.                              specified alternative
----------------------------------------------------------------------------------------------------------------------
 Elder Healthcare       Atria Communities,   any advances             25 bp over weighted        up to approximately
 Developers, LLC        Inc.                                          average borrowing          3 years
                                                                      rate or specified
                                                                      alternative
======================================================================================================================

     9. ADDITIONS TO ANNEX D. Annex D to the Pledge Agreement is amended by the addition of the following information:

======================================================================================================================
 NAME OF PLEDGED ENTITY                                                   TYPE OF ORGANIZATION
----------------------------------------------------------------------------------------------------------------------
 Elder Healthcare Developers, LLC                              Georgia limited liability company
----------------------------------------------------------------------------------------------------------------------
 Plantation South on Cypresswood Limited Partnership           Texas limited partnership
----------------------------------------------------------------------------------------------------------------------
 Plantation South at Auburn Partnership                        Alabama general partnership
----------------------------------------------------------------------------------------------------------------------
Roswell ALC Limited Partnership                                Georgia limited partnership
======================================================================================================================

     10. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Security Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Pledge Agreement are ratified and confirmed and shall continue in full force and effect.

     11. MISCELLANEOUS. The terms and provisions of sections 20 [Waiver; Amendment], 22 [Miscellaneous] and 23 [Waiver of Jury Trial] of the Pledge Agreement are hereby incorporated into this Amendment as if set forth in full herein, except that references in such incorporated terms and provisions to "this Agreement", "herein", "hereby" and words of similar import shall be deemed to refer to this Amendment instead of the Pledge Agreement. This Amendment may be executed by the parties hereto separately in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement.


              [The balance of this page is intentionally blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                         ATRIA COMMUNITIES, INC.


                         BY:________________________________________
                              CHIEF FINANCIAL OFFICER AND
                              VICE PRESIDENT FOR DEVELOPMENT


                         LANTANA PARTNERS, LTD.
                              BY: HILLHAVEN PROPERTIES, LTD.,
                                    A GENERAL PARTNER
                         PHILLIPPE ENTERPRISES, INC.
                         HILLHAVEN PROPERTIES, LTD.
                         CASTLE GARDENS RETIREMENT CENTER
                              BY: HILLHAVEN PROPERTIES, LTD.,
                                    A GENERAL PARTNER
                         HILLCREST RETIREMENT CENTER, LTD.
                              BY: FAIRVIEW LIVING CENTERS, INC.,
                                    A GENERAL PARTNER
                         SANDY RETIREMENT CENTER LIMITED PARTNERSHIP
                              BY: HILLHAVEN PROPERTIES, LTD.,
                                    A GENERAL PARTNER
                         TOPEKA RETIREMENT CENTER, LTD.
                              BY: HILLHAVEN PROPERTIES, LTD.,
                                    A GENERAL PARTNER
                         EVERGREEN WOODS, LTD.
                              BY: ATRIA COMMUNITIES, INC.,
                                    A GENERAL PARTNER
                         FAIRVIEW LIVING CENTERS, INC.
                         TWENTY-NINE HUNDRED ASSOCIATES, LTD.
                              BY: TWENTY-NINE HUNDRED CORPORATION,
                                    A GENERAL PARTNER
                         TWENTY-NINE HUNDRED CORPORATION
                         WOODHAVEN PARTNERS, LTD.
                              BY: HILLHAVEN PROPERTIES, LTD.,
                                    A GENERAL PARTNER
                         TUCSON RETIREMENT CENTER LIMITED
                                    PARTNERSHIP
                              BY: HILLHAVEN PROPERTIES, LTD.,
                                    A GENERAL PARTNER


                         BY: _________________________________
                              VICE PRESIDENT

                         ATRIA COMMUNITIES SOUTHEAST, INC.


                         BY: _________________________________
                              VICE PRESIDENT


                         AMERICAN ELDERSERVE OF TEXAS, INC.


                         BY:__________________________________
                              VICE PRESIDENT

                         AMERICAN ELDERSERVE OF ALABAMA, INC.


                         BY:__________________________________
                              VICE PRESIDENT


                         SOUTHERN CARE, INC.


                         BY:___________________________________
                              VICE PRESIDENT



                         PNC BANK, NATIONAL ASSOCIATION,
                              AS COLLATERAL AGENT AND PLEDGEE


                         BY: _________________________________
                              VICE PRESIDENT

                                    ANNEX F
                                      to
                               Pledge Agreement


                                  LLC NOTICE

                            [Letterhead of Pledgor]

                                                                 [Date]

TO:[NAME OF LLC]

     Notice is hereby given that, pursuant to a Pledge Agreement (a true and correct copy of which is attached hereto), dated as of August 15, 1996 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "PLEDGE AGREEMENT"), among the pledgors party thereto, including the undersigned (the "PLEDGOR") and PNC Bank, National Association, as Collateral Agent (herein, together with its successors and assigns in such capacity, the "PLEDGEE") for the Secured Creditors described therein, the Pledgor has pledged and assigned to the Pledgee for the benefit of the Secured Creditors, and granted to the Pledgee for the benefit of the Secured Creditors a continuing security interest in, all right, title and interest of the Pledgor, whether now existing or hereafter arising or acquired, as a member in [NAME OF LLC] (the "LLC"), and in, to and under the [TITLE OF APPLICABLE LLC AGREEMENT] (the "LLC AGREEMENT"), including, without limitation:

               (i) all the capital of the LLC and the Pledgor's interest in all profits, losses and other distributions to which the Pledgor shall at any time be entitled in respect of such membership interest ("MEMBERSHIP INTEREST");

               (ii) all other payments due or to become due to the Pledgor in respect of such Membership Interest, whether under the LLC Agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

               (iii) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under the LLC Agreement or at law or otherwise in respect of such Membership Interest;

               (iv) all present and future claims, if any, of the Pledgor against the LLC for moneys loaned or advanced, for services rendered or otherwise;

               (v) all of the Pledgor's rights under the LLC Agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Pledgor relating to the Membership Interest, including any power to terminate, cancel or modify the LLC Agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Pledgor in respect of the Membership Interest and the LLC, to make determinations, to exercise any election (including, but not limited, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

               (vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and


               (vii) to the extent not otherwise included, all proceeds of any or all of the foregoing.

     Pursuant to the Pledge Agreement, the LLC is hereby authorized and directed to register the Pledgor's pledge to the Pledgee on behalf of the Secured Creditors of the interest of the Pledgor on the LLC's books.

     The Pledgor and the LLC each hereby consents, notwithstanding anything to the contrary contained in the LLC Agreement or any other agreement for the benefit of the Pledgor or the LLC relating thereto, to (i) the grant by any other Pledgor of a security interest to the Pledgee in its Membership Interest, its interest in the LLC Agreement and its other rights and interests relating thereto, as described above, pursuant to the Pledge Agreement; and (ii) any sale, transfer or other disposition by the Pledgee of any Membership Interest of the Pledgee or any other Pledgor any or other rights or interests in connection with the foreclosure of such security interest or the exercise of any other remedies available to the Pledgee under or in connection with the Pledge Agreement in respect thereof.

     The Pledgor hereby requests the LLC to indicate the LLC's acceptance of this Notice and consent to and agreement with its terms and provisions by signing a copy hereof where indicated on the attached page and returning the same to the Pledgee on behalf of the Secured Creditors.

                                    [NAME OF PLEDGOR]



                                    By:______________________________________
                                         Title:

                                ACKNOWLEDGMENT


     [NAME OF LLC] (the "LLC") hereby (i) acknowledges receipt of a copy of the assignment by [NAME OF PLEDGOR] (the "PLEDGOR") of its interest under the [TITLE OF APPLICABLE LLC AGREEMENT] (the "LLC AGREEMENT") pursuant to the terms of the Pledge Agreement, dated as of August 15, 1996 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "PLEDGE AGREEMENT"), among the Pledgors party thereto, including the Pledgor, and PNC Bank, National Association, as Collateral Agent (herein, together with its successors and assigns, the "PLEDGEE") on behalf of the Secured Creditors described therein; (ii) confirms its agreement to all of the terms and provisions of the letter to which this acknowledgment is attached; and (iii) confirms the registration of the Pledgor's pledge of its interest to the Pledgee on behalf of the Secured Creditors on the LLC's books.



Dated:    __________ , 1997


                                  [NAME OF LLC]



                                  By: ____________________________________
                                       Title:

                                       3